Exhibit 99.2

BAROSSA COFFEE COMPANY, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

December 31, 2012

	BAROSSA COFFEE
	COMPANY, INC.	ECAREER, INC.	Pro Forma		Pro Forma
	(Acquiror)	(Acquiree)	Adjustments		Combined

ASSETS
Current assets
Cash and cash equivalents	$16,180	$457,806	$(185,000)	A	$288,986
Prepaid expenses and other	—	202,922			202,922
Deposit on future acquisition	—	60,000	(60,000)	B	—
Total current assets	16,180	720,728	(245,000)		491,908

Property and equipment, net	—	209,288	—		209,288

Other assets
Intangible assets	—	314,777	—		314,777
Deposits	—	4,706	—		4,706
Prepaid expenses	—	20,829	—		20,829
Total other assets	—	340,312	—		340,312

Total assets	$16,180	$1,270,328	$(245,000)		$1,041,508

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$—	$234,008	—		$234,008
Total current liabilities	—	234,008	—		234,008

Stockholders’ equity

Series A, Preferred stock, $0.001 par value, 100,000 shares authorized, 100,000 and 0 shares issued and outstanding, respectively	—	100	—	G	100
Common stock, $0.001 par value, 50,000,000 shares authorized, 4,368,078 shares issued and outstanding	4,734	15,626	(15,992)	C	4,368
Additional paid-in capital	161,599	4,941,378	(742,161)	F	4,360,816
Deficit accumulated during the development stage	(187,153)	(3,557,784)	187,153	D	(3,557,784)
Stock subscription deposit	60,000	—	(60,000)	B	—
Subscription receivable	—	(363,000)	363,000	C	—
	39,180	1,036,320	(268,000)		807,500
Less: treasury stock	(23,000)	—	23,000	E	—
Total stockholders’ equity	16,180	1,036,320	(245,000)		807,500

Total liabilities and stockholders’ equity (deficit)	$16,180	$1,270,328	$(245,000)		$1,041,508

Notes:

(A)	Cash payment at closing of $185,000 per agreement

(B)	Eliminate the deposits per the agreement prior to closing the transaction

(C)	Eliminate the eCareer common stock, which include the subscriptions receivable. Barossa is cancelling 4,260,690 shares and then reissuing those shares to the shareholders of eCareer. At closing, 3,894,668 shares of Barossa were issued and 366,022 shares of Barossa are being held for the eCareer shareholders who have not consented. No additional shares are being issued by Barossa

(D)	Eliminate the Barossa accumulated loss of ($187,153) at acquisition

(E)	Eliminate the Barossa treasury stock

(F)	Elimination entries nets through additional paid-in capital

(G)	After closing of the recapitalization, eCareer’s preferred shares are intended to be cancelled.

See accompanying notes to pro forma financial statements

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BAROSSA COFFEE COMPANY, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

SIX MONTHS ENDED DECEMBER 31, 2012

	BAROSSA COFFEE COMPANY, INC.	ECAREER, INC.
	(Acquiror)	(Acquiree)	Pro Forma	Pro Forma
	(Unaudited)	(Unaudited)	Adjustments	Combined

General and administrative expenses	$19,910	$1,366,096	$—	$1,386,006

Loss from operations	(19,910)	(1,366,096)	—	(1,386,006)

Loss on sale of available-for-sale marketable securities	—	—	—	—

Net loss	$(19,910)	$(1,366,096)	$—	$(1,386,006)

See accompanying notes to pro forma financial statements

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BAROSSA COFFEE COMPANY, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA CONDENSED COMBINED BALANCE SHEET (UNAUDITED)

June 30, 2012

	BAROSSA COFFEE
	COMPANY, INC.	ECAREER, INC.	Pro Forma		Pro Forma
	(Acquiror)	(Acquiree)	Adjustments		Combined

ASSETS
Current assets
Cash and cash equivalents	$1,735	$1,083,571	$(245,000)	A	$840,306
Prepaid expenses and other	—	184,441	—		184,441
Total current assets	1,735	1,268,012	(245,000)		1,024,747

Property and equipment, net	—	51,448	—		51,448

Other assets
Intangible assets	—	84,784	—		84,784
Prepaid expenses	—	83,329	—		83,329
Total other assets	—	168,113	—		168,113

Total assets	$1,735	$1,487,573	$(245,000)		$1,244,308

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable and accrued liabilities	$2,645	$317,854	$—		$320,499
Total current liabilities	2,645	317,854	—		320,499

Stockholders’ equity (deficit)
Series A, Preferred stock, $0.001 par value, 100,000 shares authorized, 100,000 and 0 shares issued and outstanding, respectively	—	100	—	E	100
Common stock, $0.001 par value, 50,000,000 shares authorized, 4,368,078 shares issued and outstanding	4,734	13,616	(13,982)	B	4,368
Additional paid-in capital	161,599	3,701,691	(752,261)	D	3,111,029
Deficit accumulated during the development stage	(167,243)	(2,191,688)	167,243	C	(2,191,688)
Subscription receivable	—	(354,000)	354,000	B	—

Total stockholders’ equity (deficit)	(910)	1,169,719	(245,000)		923,809

Total liabilities and stockholders’ equity (deficit)	$1,735	$1,487,573	$(245,000)		$1,244,308

Notes:

(A)	Cash payment at closing of $245,000 per agreement

(B)	Eliminate the eCareer common stock, which include the subscriptions receivable. Barossa is cancelling 4,260,690 shares and then reissuing those shares to the shareholders of eCareer. At closing, 3,894,668 shares of Barossa were issued and 366,022 shares of Barossa are being held for the eCareer shareholders who have not consented. No additional shares are being issued by Barossa to effect the reverse recapitalization.

(C)	Eliminate the Barossa accumulated deficit of ($167,243)

(D)	Elimination entries all net through additional paid-in capital

(E)	After closing of the recapitalization, eCareer’s preferred shares are intended to be cancelled.

See accompanying notes to pro forma financial statements

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BAROSSA COFFEE COMPANY, INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

YEAR ENDED JUNE 30, 2012

	BAROSSA COFFEE COMPANY, INC.	ECAREER, INC.
	(Acquiror)	(Acquiree)	Pro Forma	Pro Forma
	(Audited)	(Audited)	Adjustments	Combined

General and administrative expenses	$18,899	$1,897,294	$—	$1,916,193
General and administrative expenses - related parties	—	62,900		62,900

Loss from operations	(18,899)	(1,960,194)	—	(1,979,093)

Loss on sale of available-for-sale marketable securities	—	—	—	—

Net loss	$(18,899)	$(1,960,194)	$—	$(1,979,093)

See accompanying notes to pro forma financial statements

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BAROSSA COFFEE COMPANY, INC. AND SUBSIDIARY

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

Note 1 - Background Information

On August 30, 2012, Barossa Coffee Company, Inc., a Nevada corporation (“BCCI”), entered into an Agreement and Plan of Reorganization (the “Exchange Agreement”) with certain principal stockholders of BCCI, eCareer, Inc., a Florida corporation (“ECI”), and the consenting owners of the outstanding shares of common stock of ECI. The agreement provides for BCCI to acquire all of the issued and outstanding shares of common stock of ECI in exchange for a total of 4,260,690 shares of common stock of BCCI. The Exchange Agreement closed on April 11, 2013, whereupon BCCI acquired 91.4% of ECI’s issued and outstanding common stock in exchange for 3,894,668 restricted shares of newly issued common stock of BCCI. If and when the remaining ECI stockholders elect to exchange all of the remaining ECI common shares into shares of BCCI, former ECI stockholders will hold a total of 90% of BCCI’s common stock, based on numbers at the date of closing.

As the former stockholders of ECI have voting and operating control of BCCI after the Exchange Agreement transaction and BCCI is non-operating, the transaction is accounted for as a recapitalization of ECI. ECI is deemed the accounting acquirer, while BCCI is deemed the legal acquirer.

The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of BCCI and ECI after giving effect to the purchase price consisting of the issuance of 3,958,734 restricted shares of common and cash of approximately $245,000 by BCCI in connection with the ECI acquisition, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and accompanying notes of eCareer, Inc. and the historical condensed  financial statements and accompanying notes of BCCI, included in our annual report on Form 10-K for the fiscal year ended June 30, 2012 and the quarterly reports on Form 10-Q for the quarters ended September 30, 2012 and December 31, 2012 .

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated balance sheets and statements of operations as of June 30, 2012 and December 31, 2012, are based on the historical financial statements of the BCCI and ECI, after giving effect to the BCCI’s acquisition of ECI on April 11, 2013.  The pro forma financial statements give effect to the acquisition as if it had occurred on June 30 and December 31, 2012, with the resulting pro forma effects shown for the periods listed above.

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BAROSSA COFFEE COMPANY, INC. AND SUBSIDIARY

Notes to Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the ECI acquisition been completed as of the dates presented, and should not be taken as a representation of our future consolidated results of operations or financial position.

Note 3 - Acquisition of eCareer, Inc.

Effective April 11, 2013, BCCI closed its acquisition under the terms of a cash and shares agreement with eCareer, Inc.  BCCI acquired 91.4% of ECI in exchange for approximately 3,894,668 shares of BCCI’s unregistered restricted common. There were no contingent consideration arrangements.

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